UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 6, 2004

         SUMMIT BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-11986	75-1694807

(State of Incorporation	(Commission File Number)	(I.R.S. Employer ID No.)

3880 Hulen Street, Fort Worth, Texas 76107
(Address of principal executive offices)

         (817) 336-6817
(Registrant's telephone number, including area code)

         N/A
(Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Not Applicable

ITEM 5. OTHER EVENTS

On February 5, 2004, Summit Bancshares, Inc. ("Summit Bancshares") announced that it had entered into a definitive agreement to acquire ANB Financial Corporation and its subsidiary, Arlington National Bank, in a cash transaction. A copy of the Summit Bancshares’ press release announcing the agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K. The press release is incorporated herein by reference and the foregoing description of the press release is qualified in its entirety by reference to Exhibit 99.1.

ITEM 6. RESIGNATIONS OF REGISTRANT’S DIRECTORS

Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	None

(b)	None

(c)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number Description of Exhibit 99.1 Press Release dated February 5, 2004

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable

ITEM 9. REGULATION F D DISCLOSURE

Not Applicable

ITEM 10. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER
                  OF A PROVISION OF THE CODE OF ETHICS

Not Applicable

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE
                  BENEFIT PLANS

Not Applicable

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMIT BANCSHARES, INC.

DATE: February 6, 2004	By: /s/ Bob G. Scott Bob G. Scott, Chief Operating Officer

EXHIBIT INDEX

Exhibit Number Description of Exhibit 99.1 Press Release dated February 5, 2004